Exhibit 99.1

Dennis R. Glass
President and Chief Executive Officer
Lincoln Financial Group
©2009 Lincoln National Corporation
2009 Conference for
Investors and Bankers
Strategic Overview

2
Equity
and Debt
$1,190
Capital
Purchase
Program
$950
Dividend,
Expense
Cuts $650
LNUK
$300
Reinsurance
$240
Delaware
Investments
$400
Actions Taken Over Past 12 Months to Focus on
Core Businesses and Support Franchise

3
  Despite the weakened macro-
 economy, demand characteristics for
 Lincoln products are strong
  Increased risk aversion and consumer
 demand for guarantees and advice
  Continued shift in consumer
 demographics toward retirees
  Rising taxes at both the state and
 federal levels
DC,
individual
annuities,
individual life,
and Group
Protection
will likely
experience
tailwinds from
consumer
trends
Source: McKinsey Consumer Financial Health Survey (March 2009); 2009 Retirement Consumer Survey
Considerable Tailwinds from Consumer Trends
Post-Crisis and Demographics

4
Individual Life
Variable Annuity
Group large case
Top 20+ player
No participation
Top 10 player
Top 11-20 player
Fixed Annuity
Based on sales rankings from
industry sources1 (data compiled
by McKinsey & Co.)
Asset Management
Group <500 lives2
DC 401(k)
DC 403(b)
Competitors
1 Metrics used to calculate rankings: Individual Life - New Sales; VA/FA - Sales; Group - Premiums; DC / Asset management - Total AUM
2 Approximates; actual rankings are not available for <500 lives
Source: Pensions and Investments, Plan Sponsors, Limra, Institutional Investor, AM Best, Conning, Bloomberg
LNC
C
D
A
B
E
H
F
G
I
Lincoln One of Four Competitors with
Significant Market Position in Core Businesses

5
Lincoln’s share of volume and ranking for key strategic partners
Variable Annuities
Share of
partner volume
(Percent)
Rank within
partner
Major Wire / Bank
Major Wire / Bank
10
Major Wire / Bank
Top MGA
Top MGA
Top MGA
Top Regional
Top Independent BD
Top Independent BD
Major Wire / Bank
33
23
26
30
14
15
25
4
3
4
4
1
5
7
1
1
2
3
2
1
2
Strategic
partner
Life (incl. MoneyGuard1)
1 MoneyGuard is included as normalized sales in share of LFD volume (15% of gross premium)
Share of
partner volume
(Percent)
Rank within
partner
10
29
9
9
7
5
Top Partner Status with Key Distribution Firms

6
Life
Insurance
49%
Individual
Annuities
28%
Defined
Contribution
12%
Group
Protection
11%
1 Based on LFG after-tax third quarter of 2009 YTD income from operations, excluding Other Operations.
Earnings1
2010 Focus
Clearly Focused on Four Core Insurance
and Retirement Businesses

Mark Konen
President
Insurance Solutions and
Retirement Solutions
Will Fuller
President
Lincoln Financial Distributors
©2009 Lincoln National Corporation
2009 Conference for
Investors and Bankers
Life Insurance and
Individual Annuities

2
Product Innovation and
Responsiveness
Securing
Financial Futures
Operational Effectiveness
Comprehensive
Risk Management
Distribution Depth
and Breadth
Cornerstones of Our Success

3
Scale Fuels Market Leadership
  Compelling -
  And competitive products, along with a distribution
 organization that is both a differentiator and a value
 creator for Lincoln
  Comprehensive -
  Suite of solutions and a multi-channel, multi-product
 distribution model
  Consistent -
  Approach to product development, risk management and
 our deep distribution relationships and wholesaler
 execution

4
1 Source: LIMRA, based on YTD sales as of June 30, 2009, except Life/LTC ranking which is based on FY 2008 sales
2 As of September 30, 2009
UL	# 1	Life-LTC	# 1
VUL	# 4	Term	# 16
Life Insurance Overview
  Leveraging scale to drive value
  #3 life insurance provider in 20091
  $532 billion of life insurance in-force2
  Multi-channel distribution
  Comprehensive product suite1
  Industry leading underwriting
  Consistent, stable market presence year
 after year

5
1 Based on YTD sales as of September 30, 2009, specialty represents COLI/BOLI
Key Takeaways:
  Driving sales through multiple channels
  Leveraging presence in MGA to increase MoneyGuard sales
  Lincoln ranked top 1, 2 or 3 Life
 carrier in many key distribution
 firms
  Expanded distribution
 relationships
  Increased advisor base by 11%
Sales by Channel1
2009 Channel Highlights
Leveraging Scale and Footprint to Grow
Life Insurance Sales Across Key Partners

6
Key Takeaways:
  Increasing market share
  Shift to term life and lower face amount UL policies
  Significant increase in number of policies sold (UL +26%, Term +107%)3
COLI / BOLI
VUL
UL
Term
$415
$530
1 As of September 30, 2009; 2 Source: LIMRA, based on YTD sales as of June 30, 2009; 3 YTD 3Q09 versus YTD 3Q08
2008
2009
YTD Sales by Product1
($ in millions)
Market Share2
Increasing Market Share in a Changing
Sales Environment

7
Secondary Guarantee
UL Product Management
  Changing competitive landscape
  New products earn 12 - 15% returns without
 capital solution
  Pricing and compensation changes
  Focus on less capital-intensive “cells”
  Leverage underwriting expertise
  Manage interest rate risk
  Liability structure Æ long investment strategy
  Pricing assumes very low lapses

8
2005
2006
2007
2008
2009
YTD2
MoneyGuard Sales
(in PAP, millions)
3Q08 YTD MoneyGuard Sales
1 Source: LIMRA, based on sales
2 As of September 30, 2009
MoneyGuard
  Product meets consumer preference for flexible
 benefits solutions
  Simplified story and product processes (fall 2006)
  70% market share in 20081
  YTD 3Q 2009 sales up 18%
  Product and distribution
 enhancements create
 new opportunities

9
Life Insurance
2010 Focus
  Maintain product leadership
  Build on core distribution strength
  Explore opportunities with financial advisors
 who do not currently sell life insurance

10
Variable Annuities	# 7
Fixed Annuities	# 13
Indexed Annuities	# 4
1 Source: MARC and LIMRA, based on YTD sales as of June 30, 2009
2 As of September 30, 2009
Product mix + continuity in the market = diversified risk
Individual Annuities Overview
  Leveraging scale, traditionally conservative
 approach to drive value
  # 5 overall annuity provider1
  $72 billion in account values2
  Multi-channel distribution
  Comprehensive product suite1
  Multiple income solutions

11
1 Based on YTD sales as of September 30, 2009, VA includes fixed portion
Key Takeaways:
  Leverage distribution strength and product mix
  Expand distribution relationships
  Increase wholesaler productivity
Sales by Channel1
Sales by Product1
VA
Indexed
Fixed
Leveraging Scale and Footprint to Grow
Annuity Sales Across Key Partners

12
Key Takeaways:
  Increasing wholesaler productivity
  Broad product portfolio to meet shifting demand
  Distribution relationships drive long-term value
1 Variable includes fixed portion
Variable1
Indexed/Fixed
$7.9
YTD Sales by Product
($ in billions)
YTD Total Net Flows
($ in billions)
$9.4
Resilient Business Model in a Changing
Sales Environment

13
Move toward more conservative products & guarantees
  Lincoln objective - be a consistent
 market participant
  Stayed at conservative end of the
 spectrum of guarantees
Product Guarantees1, May 2008
1 Calculated as initial withdrawal as a percentage of principal, buying at 60 and holding to 65
Source: Variable Annuity Internal Competitive Intelligence
àOctober 2009
  Recent actions taken:
  Tightened investment restrictions
  Increased rider fees
  Reduced roll-up period
  Removed “double” from Lincoln
 Lifetime Advantage
Industry Redesign of VA Living Benefits

14
  Writing business consistently through market
 cycles improves risk profile
  Did not add roll-up to GMWB until early 2008
  No significant change in policyholder behavior
 during crisis
  Conservative death benefit guarantees
  Hedge Program covers all VA guarantees
  Assets cover liabilities
9/30/09 GMWB Exposure (Net Amount at Risk1/Account Value)
2003	2004	2005	2006	2007	2008	2009	Total
1.5%	5.3%	16.6%	21.6%	25.4%	8.1%	0.3%	11.6%
1 Net amount at risk is calculated as the guaranteed amount minus account value, floored at zero
Inforce VA Risk Profile

15
VA
FA
Combined
1Q 09
VA
FA
Combined
2Q 09
VA
FA
Combined
3Q 09
1 Represents un-levered returns based on pricing assumptions and capital markets conditions during the quarter
New Business Profitability
  Strong Indexed/Fixed returns in early 2009 help
 balance VA returns
  VA product changes (removing “double”) would
 push Q3 VA return to 15%
  Reduced “tail” risk on new GMWB design

16
Individual Annuities
2010 Focus
  Maintain product leadership
  Build on core distribution strengths
  Simplify and enhance advisor experience
  Explore new opportunities for annuities

Bob Dineen
President and Chief Executive Officer
Lincoln Financial Network
©2009 Lincoln National Corporation
2009 Conference for
Investors and Bankers
The Retail Model &
Consumer Behavior

2
Lincoln Financial Network Overview
  LFN Positioned for Growth
  Investment in Recruiting Platform
  Trend in the Industry towards Independence

3

2007: First year of new national recruiting effort
Successfully recruiting experienced, productive advisors
Independent
 Full Service Support
A National Support Network for Advisors and their Clients

 Growth of Advisor Population
LFN Offers a Unique Value Proposition
For Planners and Producers

4
 * Defined as distribution revenues, less producer compensation and fully allocated expenses
**  Reflects LFN percentage of total LFG production, YTD as of September 30, 2009
LFN Internal P&L*
26% life insurance PAP**
~$100 million
~50% in-force life
insurance block
11% annuity deposits**
~$1 billion
Bottom Line Operating Results and
Significant Contributions to the Corporation

5
Pre-Crisis February 2008	Post-Crisis April 2009
20% of retirees say that they are less financially secure than they thought they would be*	49% of retirees say that they are less financially secure than they thought they would be*
53% of retirees are risk- averse* (call themselves extremely or somewhat conservative)	70% of retirees are risk- averse* (call themselves extremely or somewhat conservative)
Post-crisis, 72% of pre-retirees are concerned about
taxes in retirement**
* Society of Actuaries, LIMRA, InFRE study: What a Difference a Year Makes, April 2009 ** McKinsey Consumer Financial Health Survey, March, 2009
Consumer Sentiment Shift Post-Crisis…

6
* U.S. Census Bureau
The Need for Advice
Opportunity for Lincoln and the Industry
  Of 79 million baby boomers …
  … only 20% have a clear plan for their retirement*
  Consumers are more risk-averse
  $3 trillion “on the sidelines” in minimal interest accounts
  Implications: muted recovery plus low interest rates will
 suppress individual wealth building
  Advisors can build trust in this environment by
 understanding new desire for downside protection and
 income guarantees
  Taxes are expected to become more of a top-of-
 mind issue as marginal tax rates increase and
 Congress pursues estate tax legislation

Will Fuller
President and Chief Executive Officer
Lincoln Financial Distributors
©2009 Lincoln National Corporation
2009 Conference for
Investors and Bankers
Executing and Evolving
the LFD Model

8
Goal is to Build on LFD’s Strengths and Position in
the Industry to Increase Our Contribution to Lincoln
Annuities 288
Life Insurance 223
Defined Contribution 44
LFD Sales Force

9
  Client needs
 and preferences
  Distribution
 partnerships
  Execution
ACT III
Execute in the
Current
Environment
Adjust to
Market
Realities
  Align to enterprise
 structure
  Contain / reduce
 expenses
  Right-size sales force
 for market opportunity
  Align sales structure
 with consumer
 demand
  Protect and strengthen distribution
 relationships
  26 new or expanded distribution
 relationships
  Base of active advisors up 6%
  Achieve Sales Targets
  Gross sales
  Diverse mix of sales
  Net flows
  Focus on wholesaler productivity
 discipline
  Focus on talent retention and
 recruiting
2009 was a Transitional Year - Focused on
Executing Through the Financial Crisis
ACT I
ACT II

10
  Grow Sales in core products
  Annuities
  Life Insurance
  Defined Contribution
  Pursue natural cross-sell
 synergies
  Increase wholesaler
 productivity
Core Focus
Drive Execution and Growth: Focus on
Core Strengths and Additive Opportunities

11
Financial Institutions

General Agents
Lincoln Financial Network

Preeminent
Execution Focus
What We Will Do
To Benefit Our Clients
Driving Growth and Profitability in 2010 and Beyond
with A Client Centric Approach to Distribution
  Establish a “360°view” of
 distribution relationships with
 shared goals
  Improve client experience with formalized
 “Voice of the Customer” process
  Implement firm-wide core skills &
 productivity initiative
  Recruit & retain THE BEST industry talent
  Continue to drive a diverse mix
 of business
  Leverage cross-organization synergies
 and promote cross-product sales
  Maintain fiscal discipline
Essential
Partner
Program
 Client
 Experience
 Reputation
Sales Force
Productivity
 Productivity
 Talent
Maximize
Distribution
Value to LFG
 Profitability

©2009 Lincoln National Corporation
Mark Konen
President
Insurance Solutions and
Retirement Solutions
2009 Conference for
Investors and Bankers
Defined Contribution and
Group Protection

Small Case Market
(Director Program)
Large Case Market
(Alliance Program)
Multi-Fund and
Other
Sales3
AUM3
1 Source: LIMRA, as of June 30, 2009
2 Source: LIMRA, YTD as of June 30, 2009
3 YTD as of September 30, 2009
$3.8 billion
$34.3 billion
Defined Contribution Overview
  Focus on 403(b) consolidation
  #6 in 403(b) plan assets1
  Top 3 in Healthcare and top 10 in K-12, based on
 contributions2
  Focus 401(k) efforts on top strategic partners

Deposits
Outflows
Net Flows
Production Results
($ billions)
Key Takeaways:
  Market “frozen” throughout much of 2009
  Solid production despite economic pressures
  Improved lapse experience driving increase in net flows
  Total DC participants up 5% over last year
Defined Contribution
Increasing Net Flows

	Mid-Large 403(b) and Corporate	Micro-Small 401(k)
Distribution Force	Plan Sponsor-Focused 10 external and 6 internal wholesalers 21 account executives Participant Focused 300 Retirement Consultants and Advisors	16 external and 8 internal wholesalers Leverage LFD strategic relationships
Participants	1.2 million	0.2 million
AUM1	$28.5 billion	$5.8 billion
1 As of September 30, 2009
Defined Contribution
Distribution Depth and Breadth

2010 Focus - Leveraging Participant
Relationships
  Untapped Opportunity
  Over a million DC participants
  Need for retirement planning guidance
  Maximize participant lifecycle with Lincoln
  Differentiated service models depending on
 client needs
  High-Touch model with Retirement Consultants and
 Advisors
  Efficient-Touch model with Phone Team and Web

2010 Focus - Continued
  Strengthen core service offering
  Attract new assets and maintain existing plans
  Key investments
  UNIFIER enhancements
  Website upgrades
  Focus on key Strategic Partners and TPAs in
 small 401(k) space
  Leverage LFD relationships
  Increase wholesaler productivity

Less than 500 Lives
501-1000 Lives
1000+ Lives
Sales by Product2
Short-Term Disability
Dental
Group Life/AD&D
Long-Term Disability
1 Source: LIMRA, YTD as of June 30, 2009
2 Based on YTD annualized sales as of September 30, 2009
$194 million
Group Protection Overview
  Leveraging service expertise and distribution
 strengths in core market of under 500 lives
  #3 Group LTD and #7 Life carrier by new
 contracts issued1
  Voluntary sales ~38% of total new sales2

1 As of September 30, 2009
2 YTD as of September 30, 2009 compared to YTD September 30, 2008
Group Protection
Distribution Depth and Breadth
  Distribution model
  2 Regional VP’s
  12 Regional Directors
  122 sales reps (wholesalers)1
  Focus on rep productivity
  Number of reps down slightly from 2008
  Cautious due to economic environment
  Upgraded talent
  Rep productivity up 7% versus last year2
  Poised for growth

8% CAGR
  Gaining momentum with a strong pipeline
  Year-over-year third quarter 2009 sales up 17%
+4%
Group Protection
Sales Growth

Net Earned Premium
  Solid growth in spite of difficult environment
  Case lapses consistent with recent history
  Unemployment and wage actions depressing
 inforce premium growth
11% CAGR
+5%
Group Protection
Non-Medical Premium Growth

74%
71%
68%
Historic
Guidance
Actual
  Consistently strong loss ratios over several years
  Disciplined risk selection and claims management expertise
  Recent disability loss ratios extremely good
  Expect near-term loss ratios to continue to trend
 favorably to historic guidance
  Significant investments in claims management
 infrastructure
* YTD as of September 30, 2009
Group Protection
Strong, Consistent Loss Ratios

12
1 Source: Eastbridge Consulting Group, Inc., An Update on the Voluntary Industry, May 2008
2 Best’s Review, July 2009
2010 Focus - The Voluntary Opportunity
  Compelling Industry Opportunity
  Continued trend of employers shifting costs to employees
  79% of employers with 101-500 lives offer at least one
 voluntary product1
  2008 industry sales of $5.2 billion and growing2
  Compelling LFG Opportunity
  Proven success and momentum with YTD sales of
 $73 million up 18% versus last year
  Attractive profit characteristics
  2010 Initiatives
  Expand penetration with brokers
  Position for entry with classic worksite brokers
  New product offerings (e.g. accident)
  Expanded online enrollment

13
2010 Focus - Continued
  Expansion of field force
  Increase rep base to capitalize on opportunities
  Continue to increase rep productivity
  Complete reengineering of claims system and
 processes
  Increased efficiency and effectiveness
  Enhanced ability to manage claims

14
Product Innovation and
Responsiveness
Securing
Financial Futures
Operational Effectiveness
Comprehensive
Risk Management
Distribution Depth
and Breadth
Cornerstones of Our Success

©2009 Lincoln National Corporation
Fred Crawford
Chief Financial Officer
2009 Conference for
Investors and Bankers
Financial Overview
Earnings and Capital

2
S&P 500
Equity Markets
Market Dynamics:
  Account values recovering - variable fees, NAR, DAC, statutory results
  Rates rising & spreads tightening - portfolio yields flat and hedge volatility
  Unrealized gains/losses recover - some trading account profits generated
Interest Rates & Spreads
Barclays Credit
OAS
10yr Treasury Rates
0
2009 Market Recovery

3
$228
$263
Life Insurance
Group Protection
Annuities
Defined Contrib.
Avg. diluted shares
 257.8 262.4 310.0
1 See appendix at the end of this presentation for a definition and reconciliation of income from operations to net income and a schedule of notable items
3Q Income From Continuing Operations
Adjusted for Notable Items1
($ in millions)
Earnings Drivers
  UK and Delaware moved to
 Discontinued Operations
  Insurance Solutions:
  Reinsurance impact
  Alternative investments
  Strong group loss ratios
  Retirement Solutions:
  Positive and balanced flows
  Market impact on account values
  EPS impact from capital actions
$217
Third Quarter Results
Sequential Growth in Account Values and Earnings

4
Life
36%
Dental
10%
Disability
44%
Group Net Earned Premium $1.6b
Medical
10%
UL 43%
VUL 14%
UL SG
23%
MG 7%
Life GAAP Reserves $42b
Whole Life
10%
Term 3%
Return on Capital1
Life Segment 9%
  Stable returns with building
 in-force and account vales
  Reinsurance transactions impact
 on earnings and capital
  Alternative investment income
 expected to recover
Group Segment 16%
  Favorable loss ratios below 70%
  Steady but lower growth in
 premium expected near-term
1 Reflects YTD reported un-leveraged returns excluding goodwill.
Note: Life Insurance GAAP reserves as of September 30, 2009. Group Protection net earned premium represents trailing 12 months.
Insurance and Protection Businesses
Stable and Building Returns

5
Current Reserve Financing
  $1.8b LOC facility through 2012
  $400mm long-term financing
  $800mm of reserves held
Statutory Reserves
  $25b of UL reserves
  $6b of Whole Life & Term reserves
  $2.5b of UL reserves
  $500mm of Term reserves
Strategy:
  Term-out a portion of LOC needs in next few years
  Plans to execute on a $300mm term solution in 2009
  Absorb natural growth in reserves through statutory earnings
Required Reserves Subject
to Capital Financing
Life Reserve Management
Executing on a Prudent Long-Term Plan Over 3 Years

6
Retirement AUM = $105 billion
DC Mutual
Funds
DC Fixed
Annuities
DC
Variable
Annuities1
Individual Fixed Annuities
Individual
Variable
Annuities
14%
18%
6%
9%
49%
4%
Fixed Portion of Individual
Variable Annuities
1 Includes fixed portion of VA
2 Reflects year-to-date reported un-leveraged returns excluding goodwill.
Return on Capital2
Individual Annuities 10%
  Average account values recovering
  Liquidity fully invested in 3Q
  Death benefit reserve and DAC
 amortization elevated
Defined Contribution 13%
  Average account values recovering
  Plans to invest in the platform
Retirement Returns
Diverse Portfolio Driving Balanced Returns

7
55%
Account
Value
Step Up <1%
36%
Individual VA AUM1 = $56 billion
Hi-Water
Mark
8%
Return of
Premium
Individual VA Death Benefits
LB NAR3 $6.5b $3.1b
DB NAR3 $14.8b $7.3b
Hedge Target $3.7b $1.1b
Hedge Assets $4.3b $1.2b
GAAP Reserves $3.2b $1.2b
Statutory Reserves2 $1.1b $.8b
 12/31/08 9/30/09
16%
46%
38%
No
Guarantee
Guaranteed
Income
Benefit
Guaranteed
Withdrawal
Benefit
1 Includes fixed portion of VA
2 Statutory reserves excludes adoption of VACARVM
3 Net amount at risk is calculated as the guaranteed amount minus account value, floored at zero
Reserve Metrics
Individual Variable Annuities
Proven Risk Management and Full Economic Hedge

8
Realized Losses
($millions)
All data shown for available-for-sale securities. All realized loss data presented on a pre-DAC and tax basis; excludes losses on derivatives; includes losses on sold securities.
 * Excludes the impairment on Bank of America common stock securities of $131 million, pre-tax, held at the holding company and does not impact insurance subsidiary capital.
Note: 2009 reflects the adoption of FASB Staff Position No. FAS 115-2 and 124-2.
General Account Investment Results
Unrealized Loss Conditions Improving

9
 1 Represents statutory results of Lincoln National Life Insurance Company, Lincoln Life & Annuity of New York, and First-Penn Pacific Life Insurance Company;
 The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
  Potential Headwinds - asset impairments, ratings migration, and adoption of VACARVM
  Potential Tailwinds - statutory earnings, securitization, and potential net impact of various NAIC actions
Est.
Total Adjusted Capital & RBC1
($billions)
Risk Based Capital Ratio1
Insurance Company Capitalization
Capital Positioned to Withstand Stressed Markets

10
  $900mm of liquid
 investments1
  CP: $150mm issued under
 A2/P2 program1
  Next maturity of $250mm due
 March 2010
  Delaware sale on track with
 $400mm in proceeds
  Expect to push some capital
 down into subsidiaries
  Considering refinancing
 alternatives to pre-fund 2010
 maturity
Holding Company
Year-end Outlook
Strategy:
  Target 12-18 months of cash flow held at the holding company
  Ladder maturities and pre-fund when markets are favorable
1 As of September 30, 2009
Financial Flexibility
Excess Holding Company Liquidity and Ready Capital

Appendix

Income (loss) from operations and ROE, as used in the earnings release, are non-GAAP financial measures and are not substitutes for net income (loss) and ROE, calculated using GAAP measures. Income (loss) from operations represents after-tax results excluding, as applicable, realized gains and losses associated with the following: sale or disposal of securities; impairments of securities; change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;
change in the guaranteed living benefits embedded derivative reserves within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as GLB net derivatives results; net difference between the benefit ratio reserves on our guaranteed death benefit riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products, income (loss) from the initial adoption of changes in accounting standards, income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, losses on early retirement of debt, including subordinated debt, losses from the impairment of intangible assets and income (loss) from discontinued operations.
The earnings used to calculate ROE, as used in the earnings release, are income (loss) from operations.
Income (loss) from operations is an internal measure used by the company in the management of its operations.
Management believes that this performance measure explains the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company's current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.
Definition of Income From Operations

Net Income (Loss Available to Common Stockholders)
Less:
Preferred stock dividends and accretion of discount
Minority adjustment
Net Income
Less:
Excluded realized gain (loss)
Income from reserve changes (net of related
amortization) on business sold through reinsurance
Gain on early extinguishment of debt
Impairment of intangibles
Income (loss) from discontinued operations
Income from Operations
Earnings per share (diluted)
Net Income (Loss)
Income from Operations
($ in millions, except per share data)
 $(161.4)
 (161.4)
 (215.9)

  0.4
 0.6
 (153.8)
 $ 207.3
 $(0.62)
 $ 0.79
2Q 09
3Q 09
 $(579.0)
 (0.1)
 (578.9)
 (188.4)

 0.4
 41.8
 (603.5)
 7.7
 $ 163.1
 $(2.27)
 $ 0.63
1Q 09
 $137.0
 (16.3)
 153.3
 (196.0)

 0.4
 1.4
 72.0
 $275.5
 $0.44
 $0.84
Net Income to Income from Operations
Reconciliation

Reported
DAC Unlocking
Tax-related items
Expenses
Other (net)
Total*

Alternative
Investments**
($ in millions)
 74
 74
 * Excludes alternative investment income
**  Reflects actual income or (loss) on alternative investment portfolio
Retirement Solutions
Annuities
Insurance Solutions
Defined
Contrib.
Life
Insurance
Group
Protection
Other
Operations
 30
 30
 142
 142
 (2)
 26
 26
 (108)
 (64)
 (44)
1Q 2009 Income From Operations
Schedule of Notable Items

Reported
DAC Unlocking
Tax-related items
Expenses
Mortality
Other (net)
Total*

Alternative
Investments**
($ in millions)
 65
 65
 (5)
Retirement Solutions
Annuities
Insurance Solutions
Defined
Contrib.
Life
Insurance
Group
Protection
Other
Operations
 28
 28
 (3)
 133
 2
 5
 3
 123
 (20)
 34
 34
 (1)
 (52)
 (19)
 (33)
 * Excludes alternative investment income
**  Reflects actual income or (loss) on alternative investment portfolio
2Q 2009 Income From Operations
Schedule of Notable Items

Reported
DAC Unlocking
Tax-related items
Other
Total*

Alternative
Investments**
($ in millions)
 95
 11
 3
 1
 80
 2
Retirement Solutions
Annuities
Insurance Solutions
Defined
Contrib.
Life
Insurance
Group
Protection
Other
Operations
 43
 5
 38
 1
 137
 (12)
 6
 143
 (5)
 35
 35
 (33)
 (33)
 1
 * Excludes alternative investment income
**  Reflects actual income or (loss) on alternative investment portfolio
3Q 2009 Income From Operations
Schedule of Notable Items